SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 12, 1995
                          THE POTOMAC EDISON COMPANY
            (Exact name of registrant as specified in its charter)

      Maryland and Virginia         1-3376-2                13-5323955
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                             10435 Downsville Pike
                       Hagerstown, Maryland  21740-1766
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (301) 790-3400

Item 5.     Other Events.

            The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, Nos. 33-56258 and 33-51305.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

4(a) Ninetieth Supplemental Indenture, dated as of May 1, 1995, Supplemental to First Mortgage, dated October 1, 1944.

12(a)       Statement re computation of ratios.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE POTOMAC EDISON COMPANY



Dated:  May 12, 1995                      By:    DALE F. ZIMMERMAN
                                          Name:  Dale F. Zimmerman
                                          Title: Secretary and Treasurer

                                 EXHIBIT INDEX


Item No. 1        4(a)  Ninetieth Supplemental Indenture, dated as of May 1,
                        1995, Supplemental to First Mortgage, dated October 1,
                        1994.

Item No. 2        12(a) Statement re computation of ratios.